SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
The following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading in the summary section of each fund’s prospectus.
Kevin Sung, CFA, FRM, CESGA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Vicky Hsu, CFA, CESGA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2021.
West Wang, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2022.
The following information replaces the existing similar disclosure for each fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectus.
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, FRM, CESGA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with ten years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
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MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong. He is a CFA Charterholder, FRM holder and EFFAS Certified ESG Analyst (CESGA).
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CFA Charterholder and FRM holder.
Vicky Hsu, CFA, CESGA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined HGI in 2021, with five years of financial industry experience. Prior to joining HGI, she was a research analyst at Premia Partners covering qualitative and quantitative research, investment analysis and risk management on various equity and fixed income ETF strategies. Prior to that, she worked at DBS Bank (Taiwan) and was responsible for corporate banking, investment advisory and credit analysis.
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BSc in Money and Banking, with Mathematical Finance Program and Business Economics Program, from National Chengchi University (Taiwan). She is a CFA Charterholder and EFFAS Certified ESG Analyst (CESGA).
West Wang, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2022.
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Joined HGI in 2022, with four years of financial industry experience. Prior to joining HGI, he was a data analyst at Bloomberg, where he managed peer group indices for global Bloomberg Intelligence team (BI), and supported equity research and financial modeling focusing on the Asian market. Prior to that, he worked as a technical account manager at Bloomberg.
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MSc in Applied Economics from City University of Hong Kong; BSc in Electronic Information Science and Technology from Beijing University of Posts and Telecommunications (BUPT). He is a CFA Charterholder.
Please Retain This Supplement for Future Reference
May 6, 2022
PROSTKR22-38